Financial instruments and risk management	12 Months Ended
Dec. 31, 2022
Disclosure Of Fair Value Of Financial Assets And Financial Liabilities And Risk Management [Abstract]
Financial instruments and risk management
36. Financial instruments and risk management

Accounting policy
On initial recognition, a financial asset is classified as measured at either amortised cost, fair value through other comprehensive income, or fair value through profit or loss.
The Group initially recognises debt instruments issued and trade and other receivables, on the date these are originated. All other financial assets and financial liabilities are recognised initially when the Group becomes a party to the contractual provisions of the instrument.
The classification of financial assets at initial recognition that are debt instruments depends on the financial asset’s contractual cash flow characteristics and the Group’s business model for managing them. In order for a financial asset to be classified and measured at amortised cost, it needs to give rise to cash flows that are solely payments of principal and interest (SPPI) on the principal amount outstanding. This assessment is performed at an instrument level. Financial assets with cash flows that are not SPPI are classified and measured at fair value through profit or loss, irrespective of the business model.
The Group’s business model for managing financial assets that are debt instruments refers to how it manages its financial assets in order to generate cash flows. The business model determines whether cash flows will result from collecting contractual cash flows, selling the financial assets, or both. Financial assets classified and measured at amortised cost are held within a business model with the objective to hold financial assets in order to collect contractual cash flows.
The Group recognises an allowance for expected credit losses (ECLs) on all debt instruments not held at fair value through profit or loss to the extent applicable. ECLs are based on the difference between the contractual cash flows due in accordance with the contract and all the cash flows that the Group expects to receive, discounted at an approximation of the original effective interest rate.
ECLs are recognised in two stages. For credit exposures for which there has not been a significant increase in credit risk since initial recognition, ECLs are provided for credit losses that result from default events that are possible within the next 12-months (a 12-month ECL). For those credit exposures for which there has been a significant increase in credit risk since initial recognition, a loss allowance is required for credit losses expected over the remaining life of the exposure, irrespective of the timing of the default (a lifetime ECL).
For trade and other receivables due in less than 12 months, the Group applies the simplified approach in calculating ECLs, as permitted by IFRS 9. Therefore, the Group does not track changes in credit risk, but instead, recognises a loss allowance based on the financial asset’s lifetime ECL at each reporting date. Impairment losses are recognised through profit or loss.
The Group derecognises a financial asset when the contractual rights to the cash flows from the financial asset expire, or it transfers the rights to receive the contractual cash flows in a transaction in which substantially all the risks and rewards of the ownership of the financial asset are transferred. The Group derecognises a financial liability when its contractual obligations are discharged, cancelled or expired.
Any interest in such transferred financial asset that is created or retained by the Group is recognised as a separate asset or liability. The particular recognition and measurement methods adopted are disclosed in the individual policy statements associated with each item.
On derecognition of a financial liability, the difference between the carrying amount extinguished and the consideration paid is recognised in profit or loss.

36.1 Accounting classifications and measurement of fair values
The following methods and assumptions were used to estimate the fair value of each class of financial instrument:
•Other receivables and other payables
Due to the methods applied in calculating the carrying values as described in note 22, the fair values approximate the carrying value.
•Trade and other receivables/payables, and cash and cash equivalents
The carrying amounts approximate fair values due to the short maturity and/or the method applied in calculating the carrying value of these instruments for financial instruments measured at amortised cost. The fair value for trade receivables measured at fair value through profit or loss (PGM concentrate sales) are determined based on ruling market prices, volatilities and interest rates.
•Environmental rehabilitation obligation funds
Environmental rehabilitation obligation funds comprise fixed income portfolio of bonds as well as fixed and notice deposits. The environmental rehabilitation obligation funds are stated at fair value based on the nature of the fund’s investments. The fair value of publicly traded instruments is based on quoted market values.
For the environmental rehabilitation obligation funds categorised as level two on the fair value hierarchy, fixed income portfolio consists of instruments such as government bonds and inflation-linked bonds. Valuations are performed by the fund manager based on the composition of the portfolio, the relevant investment terms and through reference to market-related interest rates.
•Other investments
The fair values of listed investments are based on the quoted prices available from the relevant stock exchanges. The carrying amounts of other short-term investment products with short maturity dates approximate fair value. The fair values of non-listed investments are determined through valuation techniques that include inputs that are not based on observable market data. These inputs include price/book ratios as well as marketability and minority shareholding discounts which are impacted by the size of the shareholding.
•Asset held for sale
The fair value of the asset held for sale in 2021 was derived from the quoted Generation Mining Limited share price.
•Borrowings
The fair value of variable interest rate borrowings approximates its carrying amounts as the interest rates charged are considered marked related. However, since there are also fixed interest rate borrowings, fair values are disclosed in note 28.
•Derivative financial instruments
The fair value of derivative financial instruments is estimated based on ruling market prices, volatilities and interest rates, and option pricing methodologies based on observable quoted inputs. All derivatives are carried on the statement of financial position at fair value. The fair value of the palladium hedge is determined using a Monte Carlo simulation model based on market forward prices, volatilities and interest rates.
The Group uses the following hierarchy for determining and disclosing the fair value of financial instruments:
•Level 1: unadjusted quoted prices in active markets for identical asset or liabilities
•Level 2: inputs other than quoted prices in level 1 that are observable for the asset or liability, either directly (as prices) or indirectly (derived from prices)
•Level 3: inputs for the asset or liability that are not based on observable market data (unobservable inputs)
The following table set out the Group’s significant financial instruments measured at fair value by level within the fair value hierarchy:

Figures in million - SA rand	2022			2021			2020
	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2		Level 3
Financial assets measured at fair value
Environmental rehabilitation obligation funds	4,528	778	—	4,477	725	—	4,111	823		—
Trade receivables — PGM concentrate sales	—	3,564	—	—	3,794	—	—	4,030		—
Other investments	2,320	—	855	3,143	—	224	603	—		244
Asset held for sale	—	—	—	—	280	—	—	—		—
Palladium hedge contract	—	50	—	—	286	—	—	—	*	—
* Less than R1 million
36.2 Risk management activities
Controlling and managing risk in the Group
In the normal course of its operations, the Group is exposed to market risks, including commodity price, foreign currency, interest rate, liquidity and credit risk associated with underlying assets, liabilities and anticipated transactions. In order to manage these risks, the Group has developed a comprehensive risk management process to facilitate the control and monitoring of these risks.
Sibanye-Stillwater has policies in areas such as counterparty exposure, hedging practices and prudential limits, which have been approved by Sibanye-Stillwater’s Board of Directors (the Board). Management of financial risk is centralised at Sibanye-Stillwater's treasury department (Treasury), which acts as the interface between Sibanye-Stillwater’s operations and counterparty banks. Treasury manages financial risk in accordance with the policies and procedures established by the Board and executive committee.
The Board has approved dealing limits for money market, foreign exchange and commodity transactions, which Treasury is required to adhere to. Among other restrictions, these limits describe which instruments may be traded and demarcate open position limits for each category as well as indicating counterparty credit-related limits. The dealing exposure and limits are checked and controlled each day and any breaches of these limits and exposures are reported to the CFO.
The objective of Treasury is to manage all financial risks arising from the Group’s business activities in order to protect profit and cash flows. Treasury activities of Sibanye-Stillwater and its subsidiaries are guided by the Treasury Policy, the Treasury Framework as well as domestic and international financial market regulations. Treasury activities are currently performed within the Treasury Framework with appropriate resolutions from the Board, which are reviewed and approved annually by the Audit Committee.
The financial risk management objectives of the Group are defined as follows:
•Counterparty exposure: the objective is to only deal with a limited number of approved counterparts that are of a sound financial standing and who have an official credit rating. The Group is limited to a maximum investment of 2.5% of the financial institutions’ equity, which is dependent on the institutions’ credit rating. Credit ratings from reputable credit rating agencies are used for financial institutions.
•Liquidity risk management: the objective is to ensure that the Group is able to meet its short-term commitments through the effective and efficient management of cash and usage of credit facilities.
•Funding risk management: the objective is to meet funding requirements timeously and at competitive rates by adopting reliable liquidity management procedures.
•Currency risk management: the objective is to maximise the Group’s profits by minimising currency fluctuations.
•Commodity price risk management: commodity risk management takes place within limits and with counterparts as approved in the Treasury Framework.
•Interest rate risk management: the objective is to identify opportunities to prudently manage interest rate exposures.
•Investment risk management: the objective is to achieve optimal returns on surplus funds.
Credit risk
Credit risk represents risk that an entity will suffer a financial loss due to the other party of a financial instrument not discharging its obligations.
The Group has reduced its exposure to credit risk by dealing with a limited number of approved counterparties. The Group approves these counterparties according to its risk management policy and ensures that they are of good credit quality.
The carrying value of the financial assets represents the combined maximum credit risk exposure of the Group. Concentration of credit risk on cash and cash equivalents and non-current assets is considered minimal due to the above mentioned investment risk management and counterparty exposure risk management policies (see notes 21, 22, 24 and 25).
The credit risk exposure on the Group’s financial assets is further expressed through the credit ratings of the Group's counterparties (source – Fitch ratings, S&P Global and Global Credit Ratings):
•Cash and cash equivalents: the Group's cash and cash equivalents are held with a small number of financial institutions and banks which are rated between A- and AA+. The high credit ratings support a low probability of default and indicates that the Group's exposure to credit risk is minimal
•Environmental rehabilitation funds: these funds are invested with financial institutions and banks that are rated between A and AA+ and therefore do not expose the Group to material credit risk
•Trade receivables: the Group's trade and other receivables consist largely of gold, PGM and battery metals sales. The Group's exposure to credit risk on these sales is limited due to payment terms of the agreements as well as dealings with a small number of reputable customers. External credit ratings on these customers range between BBB and A, therefore exposure to credit risk is minimal. The risk of default on other receivables is low due to the Group's approval process followed when entering into these transactions.
There has been no significant increase in credit risk on the Group's financial assets since initial recognition.
Liquidity risk
In the ordinary course of business, the Group receives cash proceeds from its operations and is required to fund working capital and capital expenditure requirements. The cash is managed to ensure surplus funds are invested to maximise returns whilst ensuring that capital is safeguarded to the maximum extent possible by investing only with top financial institutions.
Uncommitted borrowing facilities are maintained with several banking counterparties to meet the Group’s normal and contingency funding requirements (see note 28.6, 22.2 and 33).
The following are contractually due, undiscounted cash flows resulting from maturities of financial liabilities including interest payments:

Figures in million – SA rand	Total	Within one year	Between one and two years	Between two and three years	Between three and five years	After five years
31 December 2022
Other payables	11,201	4,050	201	467	986	5,497
Trade and other payables	10,893	10,893	—	—	—	—
Borrowings
- Capital
2026 and 2029 Notes	20,436	—	—	—	11,495	8,941
Burnstone Debt	132	—	25	107	—	—
Other borrowings	41	9	7	4	8	13
Franco-Nevada liability	2	2	—	—	—	—
Stillwater Convertible Debentures	4	4	—	—	—	—
- Interest	13,412	862	865	868	1,344	9,473
Total	56,121	15,820	1,098	1,446	13,833	23,924
31 December 2021
Other payables	12,661	4,915	3,062	441	557	3,686
Trade and other payables	10,443	10,443	—	—	—	—
Borrowings
- Capital
2026 and 2029 Notes	19,129	—	—	—	10,760	8,369
Burnstone Debt	1,158	—	—	—	—	1,158
Franco-Nevada liability	2	2	—	—	—	—
Stillwater Convertible Debentures	4	4	—	—	—	—
- Interest	9,341	807	807	807	1,561	5,359
Total	52,738	16,171	3,869	1,248	12,878	18,572
31 December 2020
Other payables	5,089	2,308	1,228	1,318	177	58
Trade and other payables	8,523	8,523	—	—	—	—
Borrowings
- Capital
US$600 million RCF	6,978	873	1,102	5,003	—	—
2022 and 2025 Notes	10,292	—	5,196	—	5,096	—
Burnstone Debt	114	—	—	—	12	102
Franco-Nevada liability	2	2	—	—	—	—
Stillwater Convertible Debentures	4	4	—	—	—	—
- Interest	6,681	809	626	396	542	4,308
Total	37,683	12,519	8,152	6,717	5,827	4,468
Working capital and going concern assessment
For the year ended 31 December 2022, the Group realised a profit of R18,980 million (2021: R33,796 million and 2020: R30,622 million). As at 31 December 2022, the Group’s current assets exceeded its current liabilities by R40,545 million (2021: R44,290 million and 2020: R34,756 million) and the Group’s total assets exceeded its total liabilities by R91,004 million (2021: R81,345 million and 2020: R70,716 million). During the year ended 31 December 2022 the Group generated net cash from operating activities of R15,543 million (2021: R32,256 million and 2020: R27,151 million).
The Group had committed undrawn debt facilities of R16,403 million at 31 December 2022 (2021: R15,749 million and 2020: R7,336 million) and cash balances of R26,076 million (2021: R30,292 million and 2020: R20,240 million). The most immediate debt maturities are the US$600 million USD RCF maturing in April 2023 and the R5.5 billion ZAR RCF maturing in November 2024, both of which were undrawn at 31 December 2022 and at the date of approval of these consolidated financial statements. In addition, the Group concluded its process to refinance and upsize its US$ RCF on 6 April 2023 (see note 41.2). Sibanye-Stillwater’s leverage ratio (net (cash)/debt to adjusted EBITDA) as at 31 December 2022 was (0.14):1 (2021 was (0.17):1 and 2020 was (0.06):1) and its interest coverage ratio (adjusted EBITDA to net finance charges/(income)) was 93:1 (2021 was (5,281):1 and 2020 was 80:1). Both considerably better than the maximum permitted leverage ratio of at most 2.5:1 and minimum required interest coverage ratio of 4.0:1, calculated on a quarterly basis, required under the US$600 million
RCF and the R5.5 billion RCF. At the date of approving these consolidated financial statements there were no significant events which had a significant negative impact on the Group’s strong liquidity position.
Notwithstanding the exceptionally strong liquidity position and financial outlook, events such as the outbreak of infectious diseases or uncontrolled COVID-19 infection rates in recent history could impose restrictions on all or some of our operations. Events such as these could negatively impact the production outlook and deteriorate the Group’s forecasted liquidity position which may require the Group to further increase operational flexibility by adjusting mine plans and reducing capital expenditure. The Group could also, if necessary, consider options to increase funding flexibility which may include, amongst others, additional loan facilities or debt capital market issuances, streaming facilities, prepayment facilities or, if other options are not deemed preferable or achievable by the Board, an equity capital raise. The Group could also, with lender approval, request covenant amendments or restructure facilities. During past adversity, management has successfully implemented similar actions.
Management believes that the cash forecasted to be generated by operations, cash on hand, the committed unutilised debt facilities as well as additional funding opportunities will enable the Group to continue to meet its obligations as they fall due for a period of at least eighteen months after the reporting date. The consolidated financial statements for the year ended 31 December 2022, therefore, have been prepared on a going concern basis.
Market risk
The Group is exposed to market risks, including foreign currency, commodity price and interest rate risk associated with underlying assets, liabilities and anticipated transactions. Following periodic evaluation of these exposures, the Group may enter into derivative financial instruments to manage some of these exposures.
The effects of reasonable possible changes of relevant risk variables on profit or loss or shareholders’ equity are determined by relating the reasonable possible change in the risk variable to the balance of financial instruments at period end date.
The amounts generated from the sensitivity analyses are forward-looking estimates of market risks assuming certain adverse or favourable market conditions occur. Actual results in the future may differ materially from those projected results and therefore should not be considered a projection of likely future events and gains/losses.
Foreign currency risk
Sibanye-Stillwater’s operations are all located in South Africa except for Stillwater, Mimosa, Keliber and Sandouville, which are located in the US, Zimbabwe, Finland and France, respectively, and its revenues are sensitive to changes in the US dollar gold and PGM price and the SA rand/US dollar and to a lesser extent Euro/US dollar exchange rates (the exchange rates). Depreciation of the SA rand against the US dollar results in Sibanye-Stillwater’s revenues and operating margin increasing. Conversely, should the rand appreciate against the US dollar, revenues and operating margins would decrease. The impact on profitability of any change in the exchange rate can be substantial. Furthermore, the exchange rates obtained when converting US dollars to rand are set by foreign exchange markets over which Sibanye-Stillwater has no control. The relationship between currencies and commodities, which includes the gold price, is complex and changes in exchange rates can influence commodity prices and vice versa.
In the ordinary course of business, the Group enters into transactions, such as gold sales and PGM sales, denominated in foreign currencies, primarily US dollar. Although this exposes the Group to transaction and translation exposure from fluctuations in foreign currency exchange rates, the Group does not generally hedge this exposure, although it could be considered for significant expenditures based in foreign currency or those items which have long lead times to produce or deliver. Also, the Group on occasion undertakes currency hedging to take advantage of favourable short-term fluctuations in exchange rates when management believes exchange rates are at unsustainably high levels.
Currency risk also exists on account of financial instruments being denominated in a currency that is not the functional currency and being of a monetary nature. This includes but is not limited to US$600 million RCF, to the extent drawn (see note 28.1), Burnstone Debt (see note 28.4) and the Franco-Nevada liability.
For additional disclosures, see notes 3 and 28.
Foreign currency economic hedging experience
During 2022, 2021 and 2020 a number of intra month (i.e. up to 21 days) forward exchange rate contracts were executed to hedge a known currency inflow.
At 31 December 2022 and 2020, the Group had no outstanding foreign currency contract positions. At 31 December 2021, Sibanye-Stillwater had a foreign currency contract position of US$18 million at a weighted average rate of R15.89/US$.
Commodity price risk
The market price of commodities has a significant effect on the results of operations of the Group and the ability of the Group to pay dividends and undertake capital expenditures. The gold and PGM basket prices and battery metal prices have historically fluctuated widely and are affected by numerous industry factors over which the Group does not have any control (see note 24). The aggregate effect of these factors on the gold and PGM basket prices, all of which are beyond the control of the Group, is difficult for the Group to predict.
Commodity price hedging policy
As a general rule, the Group does not enter into forward sales, derivatives or other hedging arrangements to establish a price in advance for future gold and PGM production. Commodity hedging could, however, be considered in future under one or more of the following circumstances: to protect cash flows at times of significant capital expenditure; financing projects or to safeguard the viability of higher cost operations.
To the extent that it enters into commodity hedging arrangements, the Group seeks to use different counterparty banks consisting of local and international banks to spread risk. None of the counterparties is affiliated with, or related to parties of the Group.
Commodity price hedging experience
At 31 December 2022, Sibanye-Stillwater had a palladium commodity price hedge outstanding for a total of 30,000oz palladium at a floor price of US$1,800/oz and capped price of US$3,300/oz, which commenced in February 2022 and matures in March 2023.
Commodity price contract position
As of 31 December 2022, 2021 and 2020, Sibanye-Stillwater had no outstanding commodity forward sale contracts for mined production.
Interest rate risk
The Group’s income and operating cash flows are impacted by changes in market interest rates. The Group’s interest rate risk arises from long-term borrowings.
For additional disclosures, see to note 28.6.